                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------


                                   FORM 8-K



                               CURRENT  REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): May 27, 1997
                                                          ----------------------

                               Veritas DGC Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


         1-7427                                         76-0343152
-----------------------------------          -----------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                    3701 Kirby Drive, Houston, Texas 77098
--------------------------------------------------------------------------------
                   (Address of principal executive offices)
                                  (Zip Code)


     Registrant's telephone number, including area code (713) 512-8300
                                                        ------------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

                ISSUANCE OF RIGHTS UNDER SHAREHOLDER RIGHTS PLAN

GENERAL

         On May 27, 1997, the Board of Directors of Veritas DGC Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on June 12, 1997 (the "Record Date"). In addition, the Company will transfer to Veritas Energy Services, Inc., an Alberta corporation ("VES"), one Right for each Exchangeable Share (as hereinafter defined) outstanding on June 12, 1997, which Rights will be simultaneously distributed as a dividend to the holders of the Exchangeable Shares in the same manner, on the same basis, at the same time and with the same effect as though the Exchangeable Shares (and the certificates representing same) were shares of Common Stock. Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one- thousandth (1/1,000th) of a share of Preferred Stock--Junior Participating Series A, par value $.01 per share (the "Preferred Stock"), at a price of $100.00 per one one-thousandth (1/1,000th) share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         As of April 30, 1997, there were approximately 16.5 million shares of Common Stock outstanding, approximately 1.3 million shares of Common Stock were reserved for issuance under stock option plans and outstanding warrants and approximately 7.0 million Exchangeable Shares were outstanding, of which approximately 4.6 million were held by the Company. Each share of Common Stock and each Exchangeable Share outstanding on June 12, 1997 will receive one Right. 400,000 shares of Preferred Stock will be reserved for issuance in the event of exercise of the Rights.

         As used herein, (i) "Exchangeable Shares" shall mean the Exchangeable Shares of VES, all of whose common stock is at the date hereof owned by the Company, and (ii) "Capital Stock," when used with reference to the Company (or without express reference to any other person or entity) shall mean Common Stock and Exchangeable Shares.

TRANSFER AND SEPARATION

         The Rights are not exercisable until the Distribution Date (as hereinafter defined). Accordingly, the Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with Capital Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Capital Stock certificates issued after the Record Date upon transfer or new issuance of Capital Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Capital Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Capital Stock represented by such certificate.

         As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of Capital Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by Right Certificates and may be transferred by the transfer of the Right Certificate separately and apart from any transfer of one or more shares of Capital Stock.

DISTRIBUTION DATE

         The term "Distribution Date" means the earlier of:

                 (i) the close of business on the tenth day after a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of the Company's Common Stock, other than pursuant to a Qualifying Tender Offer (defined below); or

                 (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Company's Board of Directors) after the date of the commencement or the announcement of the intention to commence by any person or group (other than certain exempt persons) of a tender offer or exchange offer upon the successful completion of which such person or group would be the beneficial owner of 15% or more of the then outstanding Common Stock of the Company, regardless of whether any shares are actually purchased pursuant to such offer.

         A person or group is generally not considered an "Acquiring Person," if either the beneficial ownership of its Common Stock that would otherwise cause it to be an Acquiring Person was acquired in a transaction or series of transactions approved in advance by the Board of Directors of the Company (the "Board of Directors"), or the Board of Directors determines in good faith that the person who would otherwise be an Acquiring Person has become such inadvertently and such person divests as promptly as practicable a sufficient number of shares of Common Stock so that the person would no longer beneficially own 15% or more of the outstanding Common Stock.

         A "Qualifying Tender Offer" means a tender offer or exchange offer that a majority of the members of the Board of Directors determine to be at a fair price and otherwise in the best interests of the Company and its stockholders.

EXERCISE

         Until the Distribution Date, the Rights are not exercisable. However, in the event that any person or group of affiliated or associated persons becomes an Acquiring Person, and subject to the Company's right to redeem the Rights, each holder of a Right (other than an Acquiring Person) will thereafter have the right to receive upon exercise a number of one one thousandths (1/1,000ths) of a share of Preferred Stock determined by dividing the Purchase Price (subject to adjustment) by 50% of the current market price of the Common Stock on the date a person becomes an Acquiring Person. Because of the nature of the voting, dividend, and liquidation rights of the Preferred Stock, the value of each one one-thousandth (1/1,000th) interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. It is therefore anticipated (although there can be no assurance) that the value of the Preferred Stock purchased upon exercise of the Rights will be approximately twice the exercise price paid.

         If the Rights are not redeemed as described below and in the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

         Following the occurrence of any of the events set forth in the preceding two paragraphs, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will immediately become null and void. While the distribution of the Rights to holders of Common Stock will not be taxable to such holders or to the Company, distribution of the Rights to holders of Exchangeable Shares may be taxable in Canada, and stockholders may recognize taxable income upon the occurrence of subsequent events--for example, upon the Rights becoming exercisable with respect to an acquiror's stock, whether or not exercised.

         The Rights will expire on May 15, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, as described below. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

REDEMPTION

         At any time prior to the time a person or group of affiliated or associated persons becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the sole right of the holders of Rights will be to receive the Redemption Price.

EXCHANGE

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

THE PREFERRED STOCK

         Each share of Preferred Stock will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock, but in no event shall they receive less than $1,000 per share. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock, except as otherwise provided by law. Finally, in the event of any merger, consolidation, or other transaction in which Common Stock is exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. The shares of Preferred Stock purchasable under the Plan will not be redeemable.

ANTIDILUTION

         The Purchase Price payable, the number of Rights, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution, among other circumstances, in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preferred Stock or the Common Stock, or a reverse split of the outstanding shares of Preferred Stock or the Common Stock.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. The Company may, but is not required to, issue fractional Rights or fractional Preferred Stock (other than fractions which are integral multiples of one one-thousandth (1/1,000th) of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts. In lieu thereof, an adjustment in cash will be made based upon the market price of the Common Stock on the last trading day prior to the date of exercise.

AMENDMENT OF RIGHTS AGREEMENT

         Prior to the Distribution Date, the Company may supplement or amend any provision of the Rights Agreement without the approval of any holders of the Rights. From and after the Distribution Date, the Company may supplement or amend the Rights Agreement without the approval of any holders of Right Certificates in order to (a) cure any ambiguity, (b) correct or supplement any provision contained therein which may be defective or inconsistent with any other provision therein, (c) shorten or lengthen any time period thereunder or
(d) change or supplement the provisions thereof in any manner which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Right Certificates (other than Acquiring Person or an Affiliate or Associate of an Acquiring Person). Notwithstanding the foregoing, no supplement or amendment pursuant to clause (c) may lengthen (x) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (y) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights.

CERTAIN DETERMINATIONS

         The Rights Agreement prohibits the making of certain determinations and actions by the Board of Directors unless at the time of such determinations there are then in office not less than five Continuing Directors and the determination or action in question is also approved by a majority of the Continuing Directors then in office. These determinations and actions include:
(i) determining that a tender offer or exchange offer is a Qualifying Tender Offer; (ii) extending the Distribution Date following the commencement or announcement of a tender offer or exchange offer; (iii) determining that a person became an Acquiring Person inadvertently; (iv) redeeming of the Rights during the 180 day period following the date when any person becomes an Acquiring Person; (v) exchanging the Rights for Common Stock; (vi) valuing certain securities or assets other than the Common Stock and Preferred Stock; and (vii) amending or supplementing the Rights Agreement.

         A "Continuing Director" means any member of the Board of Directors who is not an Acquiring Person or an affiliate or associate of an Acquiring Person, and who either (i) was a member of the Board of Directors prior to the time that any person became an Acquiring Person (other than pursuant to a Qualifying Tender Offer), or (ii) subsequently became a member of the Board of Directors, and whose nomination for election or election to the Board of Directors was recommended or approved by the Board of Directors when there are then in office at least five Continuing Directors and such nomination for election or election was recommended or approved by a majority of the Continuing Directors then on the Board of Directors.

CERTAIN EFFECTS OF THE RIGHTS

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially owned (or that were owned) by such a person or group may become void. The Rights should not interfere with any merger or other business combination approved by the Board of Directors because, if the Rights would become exercisable as a result of such merger or other business combination, the Board of Directors, may, at its option, prior to the time that any Person becomes an Acquiring Person, redeem all (but not less than all) of the then outstanding Rights at the Redemption Price.

THE RIGHTS AGREEMENT

         A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an exhibit to this Registration Statement on Form 8-A. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                                     Exhibit
-----------                                     -------
    4.1 Rights Agreement dated as of May 15, 1997, between Veritas DGC Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit B thereto the Form of Right Certificate.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 27, 1997

                                        VERITAS DGC INC.


                                        By: /s/ ANTHONY TRIPODO
                                           ----------------------------------
                                            Anthony Tripodo
                                            Executive Vice President and
                                              Chief Financial Officer

                                EXHIBIT INDEX

    4.1 Rights Agreement dated as of May 15, 1997, between Veritas DGC Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit B thereto the Form of Right Certificate.